SCHEDULE 14A INFORMATION

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Forward Funds, Inc.

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FORWARD FUNDS, INC.

Special Meeting of Shareholders of the Forward Garzarelli U.S. Equity Fund

to be held December 26, 2002

December 16, 2002

To Our Shareholders:

Please take note that the SPECIAL MEETING of SHAREHOLDERS ("Special Meeting") of the FORWARD GARZARELLI U.S. EQUITY FUND (the "Fund"), a series of Forward Funds, Inc. (the "Company"), will be held on December 26, 2002, beginning at 9:00 a.m. (Pacific time) at Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, California 94104.

The Company, a Maryland corporation, currently consists of four series. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Forward Garzarelli U.S. Equity Fund, as specified in the Proxy Statement.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to (1) approve a change in the investment objective of the Fund; (2) approve an amendment to the Investment Management Agreement between the Company and Forward Management, LLC to increase the advisory fee payable to Forward Management, LLC by the Fund; (3) approve a new Sub-Advisory Agreement among Forward Management, LLC, the Company and New York Life Investment Management LLC with respect to the Fund; and (4) approve a new Sub-Advisory Agreement among Forward Management, LLC, the Company and Harris Bretall Sullivan & Smith L.L.C. with respect to the Fund.

After careful consideration, the Board of Directors of the Company has approved the above-referenced proposals and recommends that shareholders vote "FOR" the proposals.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on December 26, 2002. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Company by calling toll-free 1-800-999-6809. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

J. Alan Reid, Jr.

President

Encl.

FORWARD FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE FORWARD GARZARELLI U.S. EQUITY FUND

TO BE HELD DECEMBER 26, 2002

To the Shareholders of the Forward Garzarelli U.S. Equity Fund:

On behalf of the Board of Directors of Forward Funds, Inc. (the "Company"), I cordially invite you to attend a SPECIAL MEETING of SHAREHOLDERS of the FORWARD GARZARELLI U.S. EQUITY FUND. The Special Meeting will be held on December 26, 2002, at Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, California 94104, beginning at 9:00 a.m., Pacific time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposals:

  To approve a change in the investment objective of the Fund.

  To approve an amendment to the Investment Management Agreement between the Company and Forward Management, LLC to increase the investment advisory fee payable to Forward Management, LLC by the Fund.

  To approve a new Sub-Advisory Agreement among Forward Management, LLC, the Company and New York Life Investment Management LLC to appoint New York Life Investment Management LLC as a new sub-advisor to the Fund.

  To approve a new Sub-Advisory Agreement among Forward Management, LLC, the Company and Harris Bretall Sullivan & Smith L.L.C. to appoint Harris Bretall Sullivan & Smith L.L.C. as a new sub- advisor to the Fund.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposals above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on December 16, 2002 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company for additional information by calling toll-free 1-800-999-6809.

By order of the Board of Directors,

Linda J. Hoard

Secretary

December 16, 2002

IMPORTANT NOTICE:

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE.

YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

FORWARD FUNDS, INC.

Forward Garzarelli U.S. Equity Fund

433 California Street, Suite 1010

San Francisco, California 94104

PROXY STATEMENT

Special Meeting of Shareholders of the Forward Garzarelli U.S. Equity Fund

to be held December 26, 2002

Introduction

This Proxy Statement is being furnished to shareholders of the Forward Garzarelli U.S. Equity Fund (the "Fund"), a series of Forward Funds, Inc. (the "Company"), in connection with the solicitation of proxies relating solely to the Fund, by the Board of Directors of the Company (the "Board" or the "Directors"), for a special meeting of shareholders of the Fund (the "Special Meeting") to be held at Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, California 94104, on December 26, 2002, beginning at 9:00 a.m. (Pacific time). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice (the "Proposals").

Only shareholders of record who owned shares of the Fund at the close of business on December 16, 2002 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to each Proposal or any other proposal on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote). As of the Record Date, there were _______________ Investor Class shares of the Fund that were issued and outstanding.

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about December 16, 2002 to all shareholders of record of the Fund.

The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by Forward Management, LLC ( the "Investment Advisor"). Shareholders of the Fund will not incur any additional expenses as a result of this proxy solicitation. Proxies may be solicited via regular mail and also may be solicited via telephone by personnel of the Investment Advisor, the Company, their respective affiliates, or, in the Investment Advisor's discretion, a commercial firm retained for this purpose. If the Investment Advisor engages parties to assist it in the solicitation of proxies, it will do so at its own expense.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

Overview of the Proposals

As discussed in more detail below, the Board is recommending the Proposals in an effort to change the Fund's focus from a general U.S. equity mutual fund to an environmentally conscious U.S. equity mutual fund, and to allow the Fund to be managed in a manner consistent with the principles and standards espoused by the Sierra Club.

Shareholders are being asked to approve a change in the Fund's investment objective to allow the Fund's Sub-Advisors to invest the Fund's portfolio in investments that meet the Sierra Club's environmental and social criteria.

Shareholders are also being asked to approve an amendment to the Investment Management Agreement between the Company and the Investment Advisor (the "Investment Management Agreement") to increase the investment advisory fees charged to the Fund to cover the additional cost of screening companies to ensure that they meet the Sierra Club's criteria. In addition, shareholders are being asked to approve the engagement of two new sub-advisors to manage the Fund's assets. In order to permit the Investment Advisor to engage two new sub-advisors, shareholders are being asked to approve new sub-advisory agreements with New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C. The Investment Advisor contemplates that the sub-advisors will manage roughly equal portions of the Fund's assets.

In order for the new investment objective, amendment to the investment advisory agreement and new sub-advisory arrangements to be implemented, these Proposals must be approved by the shareholders.

The Board has approved a change in the Fund's name to the Sierra Club Stock Fund and changes to the Fund's investment strategy, contingent upon shareholder approval of these Proposals. These changes do not require shareholder approval.

PROPOSAL 1

Changing the Investment Objective of the Forward Garzarelli U.S. Equity Fund

The Board recommends that you approve a change to the investment objective of the Fund to allow the Fund to invest in a manner consistent with the principles and standards espoused by the Sierra Club. Currently, the Fund invests in a diversified portfolio primarily composed of mid to large cap U.S. equity securities. If shareholders approve the change in the Fund's investment objective, the Fund would invest in a diversified portfolio of stocks that meet certain environmental and social criteria.

  The current investment objective of the Fund is to seek to maximize capital appreciation with current income over the long-term by providing direct and effective exposure to a diverse portfolio primarily composed of mid to large cap U.S. equities.

  The proposed investment objective of the Fund is to seek to achieve high total return by investing in stocks that meet environmental and social criteria.

At a Board Meeting on December 5, 2002, the Investment Advisor recommended to the Board that the investment objective of the Fund be changed. The Investment Advisor noted that sales and growth prospects for the Fund in the current market environment were not positive and that a change in the investment objective of the Fund would position the Fund to enter an underserviced segment of the market. The Investment Advisor noted the Fund has failed to attract the level of assets necessary for the Fund to be self sustaining. The Investment Advisor stated its belief that this failure to attract shareholders may be due, in part, to the abundance of large cap U.S. equity mutual funds, and the difficulty the Fund has in distinguishing itself among these many funds. In contrast, there are relatively few environmentally conscious mutual funds, and entering into a relationship with the Sierra Club represents a unique opportunity to be the sole provider of investments that are consistent with the Sierra Club's principles. The Investment Advisor noted that an increased asset base may benefit the Fund and its shareholders by allowing the Fund to realize economies of scale and benefit from lower costs; and that an increased asset base may permit the Fund to take advantage of additional investment opportunities.

After careful consideration, the Board concluded that the change in investment objective will give investors the ability to pursue their financial goals while supporting companies that have exhibited strong environmental and social practices. The Board noted that the Fund has experienced little asset growth from new investors and that a change in the Fund's investment objective may enhance shareholder value by increasing the Fund's asset base.

The Investment Advisor has entered into an agreement with the Sierra Club which, among other things, provides that the Investment Advisor initiate advertising, marketing and public relations plan to promote the Fund. In an effort to attract new shareholders and to support the Sierra Club's work in protecting the environment, the Investment Advisor has agreed to contribute a portion of its proceeds to the Sierra Club.

The Board has approved a change in the Fund's name to the Sierra Club Stock Fund and changes to the Fund's investment strategy, contingent upon shareholder approval of these Proposals. These changes do not require shareholder approval.

Under its new investment strategy, the Fund will invest at least 80% of its assets in stocks (common, preferred and convertible securities) of domestic and foreign companies. The Fund will seek to conduct its investment activities in a manner consistent with the principles and standards espoused by the Sierra Club.

Additionally, the Board has approved the following investment restriction with regard to the Fund, contingent upon shareholder approval of these Proposals. This restriction is a fundamental policy of the Fund and may not be changed in the future without the approval of the holders of a majority of the Fund's outstanding voting securities.

Investment Restriction -- The Fund may not purchase securities that fail to meet the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and Statement of Additional Information.

The Sierra Club has developed a list of guidelines to assess whether securities are suitable for investment based on the underlying company's environmental and social track record. The core objectives of the Sierra Club provide the basis for a more specific set of guidelines. The core objectives of the Sierra Club include:

  Protecting wildlands

  Stopping urban sprawl

  Ending commercial logging on federal lands

  Controlling population growth

  Developing appropriate trade policies

  Protecting human rights

  Ending concentrated animal feeding operations

  Stopping global warming

The Funds' Investment Advisor and Sub-Advisors will use the environmental and social guidelines and direction from the Sierra Club to create a list of securities to be considered for investment. Generally, this list excludes companies with more than a minimal involvement in certain activities or whose corporate behavior is inconsistent with Sierra Club's principles and standards.

The following risks are associated with the Fund's change in investment strategy:

  Due to the environmental and social screening process, the Fund may pass up investment opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so.

  The implementation of an environmental and social screening process may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark. Certain industry sectors may be avoided entirely based on the Sierra Club's investment screens.

As described in more detail in Proposals 3 and 4, if the new sub-advisory agreements are approved by shareholders, the sub-advisors will manage the Fund differently than its current sub-advisor.

Garzarelli Investment Management, LLC ("GIM"), the Fund's current sub-advisor, uses a proprietary model to track economic factors such as inflation, interest rates and money supply, among others, and to identify industries and securities primarily in the Russell 1000® and S&P 500® Indices that traded at attractive prices relative to underlying value. Additionally, GIM employs proprietary quantitative and qualitative fundamental measures to identify such securities. The investment process involves identifying industries projected by the models to outperform the overall performance of the Indices. This is done by analyzing each industry sector's earnings and valuations and comparing it to both the Russell 1000® and the S&P 500® Indices. These techniques are combined with a structured approach to identify undervalued stocks by reviewing analysts' estimates and earnings momentum, among other things.

If all of the Proposals are approved, the Investment Advisor will employ a "multi-style, multi-manager" approach by allocating portions of the Fund to be managed by different sub-advisors who employ distinct investment styles. Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") will seek to invest in companies which will achieve superior earnings growth over time. Harris Bretall will seek to select high quality, growth oriented stocks with attractive fundamental characteristics and a minimum market capitalization of $3 billion. Harris Bretall has followed this investment philosophy since it was founded in 1971. New York Life Investment Management LLC ("NYLIM") will seek to invest in "value stocks" which are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

If approved by shareholders, these changes will become effective on January 1, 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CHANGE IN INVESTMENT OBJECTIVE.

PROPOSAL 2

Approving an amendment to the Investment Management Agreement between the Company and Forward Management, LLC to increase the investment advisory fee payable to Forward Management, LLC by the Fund

The Board recommends that you approve an amendment to the Investment Management Agreement to increase the investment advisory fee payable to the Investment Advisor by the Fund to cover the additional cost of screening companies to ensure that they meet the Sierra Club's environmental and social criteria, as well as the additional costs of allocating the Fund's assets between the Sub-Advisors.

Forward Management, LLC (the "Investment Advisor") serves as investment advisor to the Fund. The Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Board. The Investment Advisor is located at 433 California Street, Suite 1010, San Francisco, California 94104.

The name and principal occupation of each of the directors and principal executive officers of the Investment Advisor are shown below. The address of each director and executive officer, as it relates to his or her duties with the Investment Advisor, is 433 California Street, Suite 1010, San Francisco, California 94104.

Name	Principal Occupation

J. Alan Reid, Jr.	President and Director
John P. McGowan	Chief Operating Officer
Jeremy Deems	Chief Financial Officer
Mary Curran	General Counsel
Gordon P. Getty	Director; Composer, Economist and Entrepreneur
Peter Getty	Director; Business Owner
James Halligan	Director; Retired
Thomas Seip	Director; Retired
Thomas E. Woodhouse	Director; Attorney

Mr. Reid serves as President and Director of the Fund and Mr. McGowan serves as Treasurer of the Fund.

Current Investment Management Agreement

Pursuant to an Amended and Restated Investment Management Agreement, dated as of June 6, 2002, between the Company and the Investment Advisor (the "Management Agreement"), the Investment Advisor serves as investment advisor to the Fund. The Investment Advisor has managed the Fund since its inception. The Investment Advisor is located at 433 California Street, Suite 1010, San Francisco, California 94104. Broderick Management LLC, an entity that invests in other entities in the financial services industry, is the sole holder of the Investment Advisor's securities. Broderick Management LLC, organized as a Delaware limited liability company on December 5, 1997, is wholly-owned by Gordon Getty. Sutton Place Management, LLC is an affiliate of the Funds that is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick Management LLC and its subsidiaries.

Pursuant to the terms of the Investment Management Agreement, the Investment Advisor has the authority to manage the Fund in accordance with the investment objectives, policies and restrictions of the Fund and subject to the general supervision of the Board, but has delegated this authority to the sub-advisors of the Fund. It also provides the Fund with ongoing management supervision and policy direction. The Investment Advisor has managed the Fund since its inception and the Fund and other series of the Company are its principal investment advisory clients. Daily investment decisions are made by the sub-advisors to the Fund. The proposed amendment to the Investment Management Agreement would not change any of the terms of the agreement except for the increase in advisory fees payable to the Investment Advisor by the Fund.

The Management Agreement was last approved by shareholders on February 29, 2000 and was most recently renewed by the Board at a meeting held on June 6, 2002. It will continue in effect from year to year only if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Investment Management Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Directors or the vote of a majority of outstanding voting securities, upon sixty (60) days written notice to the Investment Advisor or (ii) by the Investment Advisor at any time without penalty, upon sixty (60) days written notice to the Company. The Investment Management Agreement also terminates automatically in the event of an assignment (as defined in the Investment Company Act of 1940 (the "1940 Act")).

The Management Agreement provides that the Investment Advisor shall not be liable to the Company for the acts or omissions of any other fiduciary or other person respecting the Fund or for anything done or omitted by the Investment Advisor under the terms of the agreement if the Investment Advisor shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. As consideration for its services, the Investment Advisor currently receives an annual fee of 0.80% of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund paid investment advisory fees to the Investment Advisor equal to $261,251 of which $109,507 was waived pursuant to the Fund's expense limitation agreement resulting in a net amount of $106,744. If the proposed advisory fee increase with respect to the Fund had been in effect during the fiscal year ended December 31, 2001, the advisory fees payable to the Investment Advisor would have been $_____ , which reflects an increase of __ %.

The current and proposed investment advisory fees charged to the Fund are set forth in the table below.

	Current Advisory Fees Payable to Forward Management, LLC*	Proposed Advisory Fees Payable to Forward Management, LLC*
First $100 million in assets	0.80%	1.00%
Next $400 million in assets	0.725%	1.00%
Assets over $500 million	0.65%	1.00%

* as a percentage of average daily net assets.

The total advisory fees payable by the Fund to the Investment Advisor will increase as a result of the adoption of the amendment to the Investment Management Agreement. This fee increase is associated with the increased costs that will be incurred by the Investment Advisor in selecting companies that meet the environmental and social criteria of the Sierra Club, and in allocating the Fund's assets between the Sub-Advisors. However, the Investment Advisor has contractually agreed to waive a portion of its fees until December 31, 2003 in amounts necessary to limit the Fund's total annual fund operating expenses to its current rate of 1.84% of average daily net assets. Thus, the total annual operating expenses paid by shareholders will not increase during this period.

Expense Comparison Table

Set forth below is a table computing the expenses of the Fund currently payable, and proposed to be paid, upon the approval of the sub-advisory agreements and the amendment to the Investment Management Agreement.

Fund Expenses

The Fund's Annual Fund Operating Expenses (as a percentage of average net assets annualized)

	Current	Proposed
Management Fee	0.80%	1.00%
Distribution and Service (12b-1) Fees	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver	[ ]%[1]	[ ]%[2]
Net Expenses	[ ]%	[ ]%

1 The Investment Advisor has contractually agreed to waive a portion of the its fees until December 31, 2002 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets, excluding Rule 12b-1 and shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund. For three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

2 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until December 31, 2003 in amounts necessary to limit the Fund's operating expenses to 1.84% of average daily net assets, excluding Rule 12b-1 and shareholder servicing fees.

The following example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of current and proposed expenses at levels set forth in the above table.

The example assumes a shareholder would pay the following expenses on a $10,000 investment in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$196	$606	$1,042	$2,254
Proposed	$ __	$ __	$ __	$ __

In considering whether to approve the Investment Management Agreement, the Board compared the past performance of the Fund with various indices and industry standards. It also compared the advisory fees and total expense ratios of other similar funds on both a contractual basis and net of fee waivers and expense reimbursements.

In recommending shareholder approval of an increase in the total advisory fee payable with respect to the Fund, the Board considered information indicating that even with the proposed fee increase, the Fund's advisory fees would not exceed those of many comparable funds. The Board considered that the amount of the total advisory fee retained by the Investment Advisor with respect to the Fund was comparable to the amount it retained with respect to the other series of the Company it manages. The Board concluded that the proposed increase in the advisory fee payable by the Fund is fair and reasonable in relation to the value of the services being provided by the Investment Advisor.

Board Recommendations

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE AMENDMENT IN THE INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 3

Approval of the New Sub-Advisory Agreement among Forward Management, LLC, the Company and New York Life Investment Management LLC

At a Board Meeting held on December 5, 2002, the Directors of the Company, including all of the Directors who are not "interested persons" as defined in the 1940 Act (the "Independent Directors") approved, on behalf of the Fund, the proposed Sub-Advisory Agreement among the Investment Advisor, the Company, and New York Life Investment Management LLC ("NYLIM") pursuant to which NYLIM will manage such portion of the assets of the Fund as the Investment Advisor may allocate to NYLIM from time to time.

Summary

The Board recommends that the shareholders approve the NYLIM Sub-Advisory Agreement, pursuant to which NYLIM would be retained as a sub-advisor to the Fund to manage that portion of the assets of the Fund allocated to it by the Investment Advisor. The Investment Advisor has proposed that NYLIM serve as sub-advisor to the Fund based on the nature, quality and extent of the services NYLIM will provide to the Fund. The Board believes it is in the best interest of the Fund and its shareholders to retain NYLIM's services.

Proposed Sub-Advisory Agreement

Pursuant to the NYLIM Sub-Advisory Agreement, NYLIM will serve as one of two Sub-Advisors to the Fund. Under the terms of the NYLIM Sub-Advisory Agreement, the Investment Advisor will allocate to NYLIM a portion of the Fund's assets to manage, in such percentage as the Investment Advisor, in its discretion, may determine from time to time (the "Allocated Assets"). The Investment Advisor contemplates that Fund assets will be allocated roughly equally between NYLIM and Harris Bretall Sullivan & Smith L.L.C. From time to time, the Investment Advisor, in its discretion, may adjust cash flows and rebalance the Allocated Assets so that each Sub-Advisor will continue to manage roughly an equal portion of the Fund's assets. NYLIM will manage the Allocated Assets, select their investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and the Investment Advisor, and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, NYLIM will perform the following services for the Allocated Assets:

  provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, entered into, sold, closed or exchanged by the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;

  determine the securities to be purchased or sold by the Fund and, subject in all instances to best execution principles, place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Board of Directors may direct from time to time;

  maintain all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

  deliver to the Investment Advisor and the Directors such periodic and special reports as the Investment Advisor or the Directors may reasonably request;

  monitor, on a daily basis, the determination by the fund accounting agent for the Company of the valuation of portfolio securities; and

  provide the Company's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

The current and proposed sub-advisory fees payable by the Investment Advisor are set forth in the table below.

	Current Sub-Advisory Fees Payable by the Investment Advisor*	Proposed Sub-Advisory Fees on Allocated Assets Payable by the Investment Advisor*+
First $100 million in assets	0.55%	0.45%
Next $150 million in assets	0.50%	0.40%
Next $250 million in assets	0.50%	0.35%
Assets over $500 million	0.45%	0.30%

* As a percentage of average daily net assets.

+ In addition, NYLIM has agreed under the Sub-Advisory Agreement to reduce the fee it would receive for 2003 by 50%.

The Investment Advisor will bear the sole responsibility for the payment of the sub-advisory fee to NYLIM.

If approved by shareholders, the NYLIM Sub-Advisory Agreement will become effective on January 1, 2003 and, unless sooner terminated, will continue for an initial term of two years. Thereafter, the NYLIM Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The NYLIM Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Management Agreement.

The NYLIM Sub-Advisory Agreement provides that NYLIM will not be liable to the Investment Advisor, the Company or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the NYLIM Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by NYLIM of its obligations or duties under the Agreement.

Comparison to Current Sub-Advisory Agreement

On February 29, 2000, shareholders approved the current GIM investment sub-advisory agreement. During the fiscal year ended December 31, 2001, the investment sub-advisory fee paid by the Investment Advisor to GIM was $148,673. There are no material differences between the current GIM investment sub-advisory agreement and the NYLIM Sub-Advisory Agreement, except for (1) the parties to the agreements; (2) the sub-advisory fees; (3) the removal of a "most-favored customer" provision; and (4) the addition of provisions relating to the requirement that the Sub-Advisor invest in Environmentally Qualified Investments, including termination default provisions providing for termination of the agreement for violation of the Sierra Club's environmental principles or standards or certain affiliations, relationships or dealings by the Sub-Advisor with an entity engaged in acts or omissions that are environmentally offensive in the judgment of the Sierra Club. There will be no change in the duties of the Investment Advisor as a result of approval of the NYLIM Sub-Advisory Agreement. The form of the NYLIM Sub-Advisory Agreement is included as Exhibit B to this Proxy Statement.

Board Approval

At the December 5, 2002 Board meeting, the Board was asked to consider whether to approve the NYLIM Sub-Advisory Agreement, providing that NYLIM sub-advise a portion of the assets of the Fund. In evaluating and approving the NYLIM Sub-Advisory Agreement, the Board, including the Independent Directors, requested and evaluated information provided by the Investment Advisor and NYLIM which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the NYLIM Sub-Advisory Agreement would be in the best interest of the shareholders.

In making its decision to approve the NYLIM Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services to be provided by NYLIM, including, among other factors, the following:

  the services to be provided by NYLIM in relation to the fees it will receive under the NYLIM Sub-Advisory Agreement;

  the strength of the NYLIM organization, including its personnel, technical resources, operations, financial condition, and its reputation and presence in the mutual fund industry;

  NYLIM's investment management capabilities, methodologies and performance;

  the extent to which NYLIM's investment process and style compliment those of Harris Bretall, the other proposed sub-advisor to the Fund, and its investment results correlate with those of Harris Bretall;

  the investment services provided by other potential sub-advisors as compared to those provided by NYLIM;

  the performance record of NYLIM as compared to other potential sub-advisors; and

  NYLIM's infrastructure and resources, to ensure compliance with the 1940 Act and with policies and procedures adopted by the Company's Board.

The Directors also considered the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, and the projected costs to the Investment Advisor and NYLIM of providing services to the Fund. In addition, the Directors considered the brokerage services to be received by the Fund.

Brokerage Commissions on Portfolio Transactions

If the Proposal is approved by the shareholders, NYLIM will place all orders for portfolio transactions for that portion of the Fund's securities allocated to it by the Investment Advisor. In effecting purchases and sales of portfolio securities for the account of the Fund, NYLIM will seek the best execution of the Fund's orders. In the course of achieving best execution, NYLIM may place such orders with brokers and dealers who provide market, statistical and other research information to it. NYLIM will be authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information.

Information About NYLIM

NYLIM, founded in 2000 to succeed to the investment advisory business of New York Life Insurance Company and its affiliates, is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is a registered investment adviser under the Advisers Act. As of June 30, 2002, NYLIM and its affiliates managed over $150 billion in assets. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company.

In researching equity investment opportunities, NYLIM's portfolio managers generally select "value stocks" which are those determined by the portfolio managers that (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

The table below sets forth certain information with respect to the other registered investment companies advised by NYLIM that have investment objectives similar to the proposed investment objective of the Fund:

Fund	Net Assets as of __________, 2002	Fee Rate (as a % of average daily net assets)

The name and principal occupation of each of the directors and principal executive officers of NYLIM are shown below. The address of each director and executive officer, as it relates to his or her duties with NYLIM, is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Name	Principal Occupation

Gary E. Wendlandt	Chairman & CEO
Ravi Akhoury	Vice Chairman
Stephen C. Roussin	President & COO
Robert A. Anselmi	Senior Managing Director, General Counsel and Secretary
Jefferson C. Boyce	Senior Managing Director
Patrick G. Boyle	Senior Managing Director
Chong P. Huan	Senior Managing Director
Brian A. Lee	Senior Managing Director
Wesley G. McCain	Senior Managing Director
Frank J. Ollari	Senior Managing Director
John E. Schumacher	Senior Managing Director
Richard C. Schwartz	Senior Managing Director

No Directors or officers of the Fund are employees, officers, directors or shareholders of NYLIM.

This Proposal must be approved by shareholders in order for the NYLIM Sub-Advisory Agreement to go into effect. Upon shareholder approval of the Proposal and the effectiveness of the NYLIM Sub-Advisory Agreement, the then-existing assets of the Fund will be allocated between NYLIM and Harris Bretall (discussed in Proposal 4) in such proportion as the Investment Advisor determines. Thereafter, all future investments in the Fund are expected to be allocated equally between NYLIM and Harris Bretall. Such allocation methodology may be changed by the Investment Advisor, at its discretion, in the future, but there is no present intention of doing so.

Board Recommendations

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NYLIM SUB-ADVISORY AGREEMENT.

PROPOSAL 4

Approval of the New Sub-Advisory Agreement among

Forward Management, LLC, the Company and Harris Bretall Sullivan & Smith L.L.C.

At a Board meeting held on December 5, 2002, the Directors of the Company, including all of the Independent Directors of the Company, approved, on behalf of the Fund, the proposed Sub-Advisory Agreement among the Investment Advisor, the Company and Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") pursuant to which Harris Bretall will manage such portion of the Fund's assets as the Investment Advisor may allocate to Harris Bretall from time to time.

Summary

The Board recommends that the shareholders approve the Harris Bretall Sub-Advisory Agreement, pursuant to which Harris Bretall would be retained as a sub-advisor to the Fund to manage that portion of the assets of the Fund allocated to it by the Investment Advisor. The Investment Advisor has proposed that Harris Bretall serve as sub-advisor to the Fund based on the nature, quality and extent of the services Harris Bretall will provide to the Fund. The Board believes it is in the best interest of the Fund and its shareholders to retain Harris Bretall's services.

Proposed Sub-Advisory Agreement

Pursuant to the Harris Bretall Sub-Advisory Agreement, Harris Bretall will serve as one of two Sub-Advisors to the Fund. Under the terms of the Harris Bretall Sub-Advisory Agreement, the Investment Advisor will allocate to Harris Bretall a portion of the Fund's assets to manage, in such percentage as the Investment Advisor, in its discretion, may determine from time to time (the "Allocated Assets"). The Investment Advisor contemplates that Fund assets will be allocated roughly equally between Harris Bretall and NYLIM. From time to time, the Investment Advisor, in its discretion, may adjust cash flows and rebalance the Allocated Assets so that each Sub-Advisor will continue to manage roughly an equal portion of the Fund's assets. Harris Bretall will manage the Allocated Assets, select their investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and the Investment Advisor, and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, Harris Bretall will perform the following services for the Allocated Assets:

  provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, entered into, sold, closed or exchanged by the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;

  determine the securities to be purchased or sold by the Fund and, subject in all instances to best execution principles, place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Board of Directors may direct from time to time;

  maintain all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

  deliver to the Investment Advisor and the Directors such periodic and special reports as the Investment Advisor or the Directors may reasonably request;

  monitor, on a daily basis, the determination by the fund accounting agent for the Company of the valuation of portfolio securities; and

  provide the Company's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

The current and proposed sub-advisory fees payable by the Investment Advisor are set forth below.

	Current Sub-Advisory Fees Payable by the Investment Advisor*	Proposed Sub-Advisory Fees on Allocated Assets Payable by the Investment Advisor*+
		Equity Assets	Cash and Fixed Income Assets
First $100 million in assets	0.55%	0.45%	0.35%
Next $150 million in assets	0.50%	0.40%	0.20%
Next $250 million in assets	0.50%	0.35%	0.15%
Assets over $500 million	0.45%	0.30%	0.15%

* As a percentage of average daily net assets.

+ In addition, Harris Bretall has agreed under the Sub-Advisory Agreement to reduce the fee it would receive for 2003 by 50%.

The Investment Advisor will bear the sole responsibility for the payment of the sub-advisory fee to Harris Bretall.

If approved by shareholders, the Harris Bretall Sub-Advisory Agreement will become effective on January 1, 2003 and, unless sooner terminated, will continue for an initial term of two years. Thereafter, the Harris Bretall Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Harris Bretall Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Management Agreement.

The Harris Bretall Sub-Advisory Agreement provides that Harris Bretall will not be liable to the Investment Advisor, the Company or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the Harris Bretall Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by Harris Bretall of its obligations or duties under the Agreement.

Comparison to Current Sub-Advisory Agreement

On February 29, 2000, shareholders approved the current GIM investment sub-advisory agreement. During the fiscal year ended December 31, 2001, the investment sub-advisory fee paid by the Investment Advisor to GIM was $148,673. There are no material differences between the current GIM investment sub-advisory agreement and the Harris Bretall Sub-Advisory Agreement, except for (1) the parties to the agreements; (2) the sub-advisory fees; (3) the removal of a "most-favored customer" provision; and (4) the addition of provisions relating to the requirement that the Sub-Advisor invest in Environmentally Qualified Investments, including termination default provisions providing for termination of the agreement for violation of the Sierra Club's environmental principles or standards or certain affiliations, relationships or dealings by the Sub-Advisor with an entity engaged in acts or omissions that are environmentally offensive in the judgment of the Sierra Club. There will be no change in the duties of the Investment Advisor as a result of approval of the Harris Bretall Sub-Advisory Agreement. The form of the Harris Bretall Sub-Advisory Agreement is included as Exhibit C to this Proxy Statement.

Board Approval

At the December 5, 2002 Board meeting, the Board was asked to consider whether to approve the Harris Bretall Sub-Advisory Agreement, providing that Harris Bretall sub-advise a portion of the assets of the Fund. In evaluating and approving the Harris Bretall Sub-Advisory Agreement, the Board, including the Independent Directors, requested and evaluated information provided by the Investment Advisor and Harris Bretall which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Harris Bretall Sub-Advisory Agreement would be in the best interest of the shareholders.

In making its decision to approve the Harris Bretall Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services to be provided by Harris Bretall, including, among other factors, the following:

  the services to be provided by Harris Bretall in relation to the fees it will receive under the Harris Bretall Sub-Advisory Agreement;

  the strength of the Harris Bretall organization, including its personnel, technical resources, operations, financial condition, and its reputation and presence in the mutual fund industry;

  Harris Bretall's investment management capabilities, methodologies and performance;

  the extent to which Harris Bretall's investment process and style compliment those of NYLIM, the other proposed sub-advisor to the Fund, and its investment results correlate with those of NYLIM;

  the investment services provided by other potential sub-advisors as compared to those provided by Harris Bretall;

  the performance record of Harris Bretall as compared to other potential sub-advisors; and

  Harris Bretall's infrastructure and resources, to ensure compliance with the 1940 Act and with policies and procedures adopted by the Company's Board.

  Harris Bretall's experience in environmentally conscious investing.

The Directors also considered the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, and the projected costs to the Investment Advisor and Harris Bretall of providing services to the Fund. In addition, the Directors considered the brokerage services to be received by the Fund.

Brokerage Commissions on Portfolio Transactions

If the Proposal is approved by the shareholders, Harris Bretall will place all orders for portfolio transactions for that portion of the Fund's securities allocated to it by the Investment Advisor. In effecting purchases and sales of portfolio securities for the account of the Fund, Harris Bretall will seek the best execution of the Fund's orders. In the course of achieving best execution, Harris Bretall may place such orders with brokers and dealers who provide market, statistical and other research information to it. Harris Bretall will be authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information.

Information about Harris Bretall

Harris Bretall, founded in 1971, is located at One Sansome Street, Suite 3300, San Francisco, California 94014. Harris Bretall is a registered investment adviser under the Advisers Act. As of ________, Harris Bretall managed over $2.6 billion in equity, balanced, fixed income and socially responsible assets.

In researching equity investment opportunities, Harris Bretall's portfolio managers select high quality, growth oriented stocks with attractive fundamental characteristics. Harris Bretall has followed this investment philosophy since it was founded in 1971.

The table below sets forth certain information with respect to the other registered investment companies advised by Harris Bretall that have investment objectives similar to the proposed investment objective of the Fund:

Fund	Net Assets as of _____, 2002	Fee Rate (as a % of average daily net assets)

The name and principal occupation of each of the directors and the principal executive officers of Harris Bretall are shown below. The address of each director and executive officer, as it relates to his or her duties with Harris Bretall, is One Sansome Street, Suite 3300, San Francisco, California 94014.

Name	Principal Occupation

John J. Sullivan	Member/Executive Vice President
Henry B. Dunlap Smith	Member/President/Director
Susan A. Foley	Member/Executive Vice President/Director
Gordon J. Ceresino	Member/CEO/Director
David S. Post	Member/Executive Vice President/Director
William S. McCreery	Executive Vice President/Director-Managed Account Services/ Compliance Officer
James J. Cahill	Director
David A. Minella	Director
Mark H. Deblois	Director
Robert S. Berman	Director/President - MDT Advisers Division
Kenneth J. Revis	Portfolio Manager - MDT Advisers Division
David M. Goldsmith	CIO-MDT Advisers Division

No Directors or officers of the Fund are employees, officers, directors or shareholders of Harris Bretall.

This Proposal must be approved by shareholders in order for the Harris Bretall Sub-Advisory Agreement to go into effect. Upon shareholder approval of the Proposal and the effectiveness of the Harris Bretall Sub-Advisory Agreement, the then-existing assets of the Fund will be allocated between Harris Bretall and NYLIM (discussed in Proposal 3) in such proportion as the Investment Advisor determines. Thereafter, all future investments in the Fund are expected to be allocated equally between Harris Bretall and NYLIM. Such allocation methodology may be changed by the Investment Advisor, at its discretion, in the future, but there is no present intention of doing so.

Board Recommendation

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE HARRIS BRETALL SUB-ADVISORY AGREEMENT.

VOTING INFORMATION

Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by delivering to the Secretary of the Company written notice of the revocation, delivering to the Secretary of the Company a proxy with a later date, or voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted "FOR" the Proposal.

Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. For purposes of voting on the Proposals, a quorum will exist if Fund shareholders entitled to vote one-third or 33.3% of the outstanding shares of the Fund on the Record Date are present in person or by proxy at the Special Meeting. The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of the Proposals.

Votes Necessary to Approve the Proposals. Approval of the Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. A vote of the majority of the outstanding shares of the Fund, as defined in the 1940 Act, is the lesser of (i) 67% or more of the voting shares of the Fund present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting shares of the Fund. Under this provision, abstentions and broker non-votes have the same effect as votes against the Proposals.

Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the Proposals and will vote against any such adjournment with respect to those proxies which have been voted against the Proposals.

Other Matters to Come Before the Special Meeting. The Company does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the Company's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

Future Shareholder Proposals. A shareholder may request inclusion in the Company's proxy statement for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Company is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Distributor. Under a Distribution Agreement, dated as of December 31, 2000, with the Company, PFPC Distributors, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, (the "Distributor"), acts as underwriter for the continuous offering of the Fund's shares. The Distributor is an indirect wholly-owned subsidiary of PFPC Holding Corp. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotions as the Distributor believes reasonable in connection with such solicitation.

Administrator. Under an Administration Agreement dated April 1, 1998 and amended April 1, 2002, with the Company, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 (the "Administrator"), performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Fund.

Independent Auditors. PricewaterhouseCoopers LLP ("PWC"), 333 Market Street, San Francisco, California 94105, acts as independent accountants of the Company. PWC is responsible for auditing the annual financial statements of the Fund.

Shareholder Reports. The Company will furnish, without charge, to any shareholder, upon request, a printed version of the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Company by contacting the Distributor of the Fund's shares by writing the Company, 433 California Street, Suite 1010, San Francisco, California, 94104, or by calling toll-free 1-800-999-6809. The financial statements included in the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.

Beneficial Share Ownership of Trustees and Officers. As of December _____, 2002, the Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Beneficial Share Ownership of Shareholders. As of December _____, 2002, the shareholders identified below were known by the Fund to beneficially own 5% or more of the outstanding interest of the Fund:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

An individual shareholder is a control person of the Fund due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Fund. As a result, Sutton Place will be able to affect the outcome of matters presented for a vote of the Fund's shareholders.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION		VALID

CORPORATE ACCOUNTS
(1)	ABC Corp.	ABC Corp. John Doe, Treasurer
(2)	ABC Corp.	John Doe
(3)	ABC Corp. c/o John Doe	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)	John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o/ John B. Smith Jr., UGMA/UTMA
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

EXHIBIT A

[FORM OF]

FORWARD FUNDS, INC.

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, effective as of June 6, 2002, as amended December ___, 2002, between Forward Management, LLC (formerly Webster Investment Management Company LLC) ("Forward Management" or the "Investment Manager") and Forward Funds, Inc. (the "Corporation") on behalf of the series of the Corporation listed on Exhibit A (the "Funds").

WHEREAS, the Corporation is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Funds are series of the Corporation; and

WHEREAS, the Corporation retained the Investment Manager to render investment advisory services to the Sierra Club Stock Fund, The Forward Hansberger International Growth Fund, The Forward Hoover Small Cap Equity Fund, and The Forward Uniplan Real Estate Investment Fund with regard to these Funds' investments of their assets (the "Portfolios") as further described in the Corporation's registration statement on Form N-1A (the "Registration Statement"), pursuant to an Investment Management Agreement dated May 3, 1999; and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS, the Corporation wishes to amend the Investment Management Agreement to reflect the name change of the Investment Manager and the Corporation's administrator;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Corporation and the Investment Manager as follows:

1. Appointment. The Investment Manager is hereby appointed to act as investment adviser to the Funds for the periods and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Directors of the Corporation, the Investment Manager will (a) provide a program of continuous investment management for the Funds with regard to the Portfolios in accordance with the Funds' investment objectives, policies and limitations as stated in the Funds' Prospectus and Statement of Additional Information included as part of the Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Investment Manager by the Corporation; (b) make investment decisions for the Funds with regard to the Portfolios, including, but not limited to, the selection and management of investment sub-advisers for the Funds; (c) place orders to purchase and sell investments in the Portfolios for the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, provide the services of its officers as administrative executives of the Funds and the services of any directors of the Fund who are "interested persons" of the Corporation or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds.

In performing its investment management services to the Funds under the terms of this Agreement, the Investment Manager will provide the Funds with ongoing investment guidance and policy direction.

The Investment Manager further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Directors;

(b) use reasonable efforts to manage the Portfolios so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c) place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Funds' Prospectus and/or Statement of Additional Information, established through written guidelines determined by the Corporation and provided to the Investment Manager, and in accordance with applicable legal requirements;

(d) furnish to the Corporation whatever statistical information the Corporation may reasonably request with respect to the Portfolios. In addition, the Investment Manager will keep the Corporation and the Directors informed of developments materially affecting the Portfolios and shall, on the Investment Manager's own initiative, furnish to the Corporation from time to time whatever information the Investment Manager believes appropriate for this purpose;

(e) make available to the Corporation's administrator, PFPC Inc. (the "Administrator"), and the Corporation, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Administrator and the Corporation in their compliance with applicable laws and regulations. The Investment Manager will furnish the Directors with such periodic and special reports regarding the Funds as they may reasonably request;

(f) meet quarterly with the Corporation's Board of Directors to explain its investment management activities, and any reports related to the Portfolios as may reasonably be requested by the Corporation;

(g) immediately notify the Corporation in the event that the Investment Manager or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Manager from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Investment Manager further agrees to notify the Corporation immediately of any material fact known to the Investment Manager respecting or relating to the Investment Manager that is not contained in the Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

(h) in making investment decisions for the Portfolios, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Investment Manager seek to obtain any such information.

3. Investment Guidelines. The Corporation shall supply the Investment Manager with such information as the Investment Manager shall reasonably require concerning the Funds' investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Portfolios.

4. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Investment Manager places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Funds, in selecting brokers or dealers to execute such orders, the Investment Manager is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Investment Manager's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Investment Manager determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Funds or the Investment Manager's overall responsibilities to the Investment Manager's discretionary accounts.

Neither the Investment Manager nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Funds, provided that this limitation shall not prevent the Investment Manager from utilizing the services of a securities broker which is a parent, subsidiary or related firm, provided such broker effects transactions on a "cost only" or "nonprofit" basis to itself and provides competitive execution. Unless otherwise directed by the Corporation in writing, the Investment Manager may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

5. Compensation. For its services specified in this Agreement, the Corporation agrees to pay annual fees to the Investment Manager equal to the amounts listed opposite the respective Fund on Exhibit A. Fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of shares of the Funds as determined according to the manner provided in the then-current prospectus of the Funds. The Investment Manager shall be responsible for compensating any investment sub-advisers employed by the Funds.

6. Fees and Expenses. The Investment Manager shall not be required to pay any expenses of the Funds other than those specifically allocated to the Investment Manager in this section 6. In particular, but without limiting the generality of the foregoing, the Investment Manager shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Investment Manager's overhead and employee costs); fees payable to the Investment Manager and to any other of the Funds' advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Corporation's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; payments to the Administrator for maintaining the Funds' financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds' businesses) of officers, directors and employees of the Corporation who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or directors of the Corporation who are officers, directors or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation with respect to matters concerning the Funds, or any committees thereof or advisers thereto.

7. Books and Records. The Investment Manager agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Investment Manager also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Corporation and will be surrendered promptly to the Corporation upon its request. The Investment Manager further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

8. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Corporation agrees that the Investment Manager may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Investment Manager or with accounts of the affiliates of the Investment Manager, if in the Investment Manager's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Corporation acknowledges that the determination of such economic benefit to the Funds by the Investment Manager represents the Investment Manager's evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9. Liability. The Investment Manager shall not be liable to the Corporation for the acts or omissions of any other fiduciary or other person respecting the Funds or for anything done or omitted by the Investment Manager under the terms of this Agreement if the Investment Manager shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which may not be so limited or waived in accordance with applicable law.

10. Services Not Exclusive. It is understood that the services of the Investment Manager are not exclusive, and that nothing in this Agreement shall prevent the Investment Manager from providing similar services to other investment companies or to other series of investment companies, including the Corporation (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Investment Manager's ability to meet its obligations to the Funds hereunder. When the Investment Manager recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Investment Manager recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Investment Manager nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Investment Manager provides any advice to its clients concerning the shares of the Funds, the Investment Manager shall act solely as investment counsel for such clients and not in any way on behalf of the Corporation or the Funds.

11. Duration and Termination. This Agreement shall continue with respect to each of the Funds, until June 6, 2003, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by with respect to a Fund upon the vote of a majority of the Directors or by vote of the majority of that Fund's outstanding voting securities, upon sixty (60) days' written notice to the Investment Manager or (b) by the Investment Manager at any time without penalty, upon sixty (60) days' written notice to the Corporation. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Investment Manager on behalf of the Funds at the time of such termination. The Investment Manager shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

12. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties.

13. Proxies. Unless the Corporation gives written instructions to the contrary, the Investment Manager shall vote all proxies solicited by or with respect to the issuers of securities in the Portfolios. The Investment Manager shall maintain a record of how the Investment Manager voted and such record shall be available to the Corporation upon its request. The Investment Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds' shareholders.

14. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Corporation:

Forward Funds, Inc.

433 California Street, Suite 1010

San Francisco, CA 94104

If to the Investment Manager:

Forward Management, LLC

433 California Street, Suite 1010

San Francisco, CA 94104

15. Confidential Information. The Investment Manager shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Investment Manager to the Corporation shall be treated by the Corporation and the Investment Manager as confidential and for the exclusive use and benefit of the Corporation except as disclosure may be required by applicable law.

16. Miscellaneous.

a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b. Concurrently with the execution of this Agreement, the Investment Manager is delivering to the Corporation a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Corporation hereby acknowledge receipt of such copy.

c. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

d. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

e. Nothing herein shall be construed as constituting the Investment Manager as an agent of the Corporation or the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of June 6, 2002.

FORWARD FUNDS, INC.

By: /s/ J. Alan Reid, Jr.

President

FORWARD MANAGEMENT, LLC

By: /s/ John P. McGowan

Name: John P. McGowan

Title: COO

Exhibit A

(as amended December 5, 2002)

Advisory Fee
The Sierra Club Stock Fund	1.00%
The Forward Hansberger International Growth Fund	0.85% up to $50 million 0.75% over $52 million 0.65% over $100 million 0.60% over $250 million 0.55% over $500 million
The Forward Hoover Small Cap Equity Fund	1.05%
The Forward Uniplan Real Estate Investment Fund	0.85% up to $100 million 0.80% over $100 million up to $500 million 0.70% over $500 million

EXHIBIT B

[FORM OF]

FORWARD FUNDS, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of ______, among New York Life Investment Management, LLC, (the "Sub-Adviser"), Forward Funds, Inc. (the "Company"), and Forward Management, LLC (the "Adviser") on behalf of the Sierra Club Equity Fund and the Sierra Club Balanced Fund (the "Funds"), series in organization of the Company.

WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Fund is a series of the Company; and

WHEREAS, the Adviser is expected to be retained by the Company to provide investment advisory services to the Funds with regard to the Funds' investments as further described in the Company's registration statement on Form N-1A (the "Registration Statement") and pursuant to an Investment Management Agreement expected to be entered into between the Company and the Adviser ("Investment Management Agreement"); and

WHEREAS, the Adviser has entered into a Securities Industry Licensing Agreement dated August 19, 2002 with the Sierra Club (the "Sierra Club Agreement") to operate certain mutual funds that use the Sierra Club's investment screen, marks and other content; and

WHEREAS, the Funds have been organized to serve as the first exclusive environmentally branded mutual fund products of the Company for which the investment activities will be conducted in a manner consistent with the principles and standards espoused by the Sierra Club; and

WHEREAS, the Company's Board of Directors (the "Directors"), including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, and the Funds' stockholders are expected to consider approval of establishment of the Sierra Club Balanced Fund and the appointment of the Sub-Adviser to perform certain investment advisory services for the Company on behalf of the Funds pursuant to this Sub-Advisory Agreement and as described in the Registration Statement, and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, this Agreement would become effective upon required approval by the Company's Board of Directors and each Fund's stockholders as specified above and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act").

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Company and the Sub-Adviser as follows:

  1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Funds for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  2. Investment Advisory Duties. Subject to the supervision of the Directors of the Funds and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below, (a) provide a program of continuous investment management for the Funds; (b) make investment decisions for the Funds; and (c) place orders to purchase and sell securities for the Funds. Adviser will provide Sub-Adviser with a list of investments ("Environmentally Qualified Investments") which fulfill the Funds' investment objectives, policies and limitations as stated in the Funds' Prospectus and Statement of Additional Information included as part of the Funds' Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time. All such purchases shall be either of securities contained on the list of securities or of securities that are government securities (within the meaning of Section 2(a)(16) of the 1940 Act, "Government Securities.") Adviser will update the list periodically, and Sub-Adviser will rely on and select investments from this list.

  In performing its investment management services to the Funds under the terms of this Agreement, the Sub-Adviser will provide the Funds with ongoing investment guidance and policy direction. The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

    comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the U.S. Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser;

    use reasonable efforts to manage the Funds so that they will qualify, and continue to qualify, as a regulated investment companies under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect or decisions made by any other person;

    place orders pursuant to its investment determinations for the Funds, in accordance with applicable policies expressed in the Funds' Prospectuses and/or Statement of Additional Information established through written guidelines determined by the Fund and provided to the Sub-Adviser by the Adviser , and in accordance with applicable legal requirements furnish to the Company and the Adviser statistical information the Company or the Adviser may reasonably request with respect to the Funds' assets.. In addition, the Sub-Adviser will keep the Company, the Adviser and the Directors informed of developments which the Sub-Adviser reasonably believes will materially affect the Funds' portfolio make available to the Funds' administrator, PFPC Inc. (the "Administrator"), the Adviser and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the Adviser, the Administrator and the Company in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Directors, the Administrator, the Adviser and the Company with such periodic and special reports regarding the Funds as they may reasonably request;

    meet periodically with the Adviser and the Directors, in person or by teleconference, to explain its investment management activities, and any reports related to the Funds as may reasonably be requested by the Adviser and/or the Company;

    immediately notify the Adviser and the Funds to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Funds and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Funds' Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

    immediately notify the Adviser if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Funds. For the purposes of this paragraph, a "material adverse change" shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality; and

     use no inside information that may be in its possession in making investment decisions for the Funds nor will he Sub-Adviser seek to obtain any such information.

3. Futures and Options. The Sub-Adviser's investment authority shall include, to the extent permitted under Section 2, the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

The Sub-Adviser may: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Funds; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Funds, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

The Funds represent and warrant that they are "qualified eligible clients" within the meaning of CFTC Regulations Section 4.7 and, as such, consents to treat the Funds in accordance with the exemption contained in CFTC Regulations Section 4.7(b).

4. Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Company or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably require concerning the Funds' investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Funds' investments.

The Sub-Adviser, from time to time in its discretion, may suggest additional securities and issuers to the Adviser. Adviser will inform Sub-Adviser as to the suitability of such investments.

5. Representations, Warranties and Covenants of the Company, Adviser and Sub-Adviser. The Company represents, warrants and covenants that (i) a copy of its Registration Statement together with all amendments thereto, is on file in the office of the U.S. Securities and Exchange Commission, (ii) the appointment of the Adviser has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) it has acted and will continue to act in conformity with all applicable laws.

The Adviser represents, warrants and covenants that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, and (iii) it has and will continue to act in conformity with all applicable laws.

The Sub-Adviser represents and warrants that (i) it is registered as an investment adviser with the SEC, (ii) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

6. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Sub-Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Funds, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Funds' or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Funds. Unless otherwise directed by the Company or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

7. Compensation. For the services specified in this Agreement, the Company agrees to pay compensation to the Sub-Adviser equal to an annual rate specified below for Funds assets managed by the Sub-Adviser (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset value of the Funds as determined according to the manner provided in the then-current prospectus of the Funds. The Sub-Adviser agrees to reduce the Sub-Advisory fee by 50% for the calendar year 2003. The Sub-Adviser may be reimbursed, on or before the fourth anniversary of the Funds' commencement of operations as Sierra Club Funds, for the Sub-Advisory Fee reduction made during that first year subject to approval of the Directors and subject to the Funds' ability to maintain total operating expenses at or below any expense limitation applicable to the Funds and stated in its prospectus.

Total Funds Asset Level (annual rates apply to the portion of assets at the corresponding level)	Equity Fund (annual rates)	Balanced Fund (annual rates)
Less than $100 million	0.45%	0. 37%
$100 million to less than $250 million	0.40%	0. 32%
$250 million to less than $500 million	0.35%	0. 27%
$500 million and over	0.30%	0. 22%

8. Fees and Expenses. The Sub-Adviser shall not be required to pay any expenses of the Funds other than those specifically allocated to the Sub-Adviser in this Section 8. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Sub-Adviser's overhead and employee costs); fees payable to the Sub-Adviser and to any other Funds advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Company's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; payments to the Administrator for maintaining the Funds' financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds' business) of officers, directors and employees of the Company who are not interested persons of the Sub-Adviser; and travel expenses (or an appropriate portion thereof) of officers or Directors of the Company who are officers, directors or employees of the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Directors with respect to matters concerning the Funds, or any committees thereof or advisers thereto.

9. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Funds and will be surrendered promptly to the Company upon its request except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

10. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Funds agree that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Funds taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Funds acknowledge that the determination of such economic benefit to the Funds by the Sub-Adviser represents the Sub-Adviser's evaluation that the Funds may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11. Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Company, the Funds, theirshareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Funds.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law and/or for any loss suffered by the Company, the Funds, theirshareholderss and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Company, the Funds and/or their shareholders which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Company on behalf of the Funds, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers and employees and agents and each person, if any, who controls the Sub-Adviser (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Company or Funds, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended, the Advisers Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any act, omission, error and/or mistake of any other fiduciary and/or any other person; or (2) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (a) the Registration Statement, the prospectus or any other filing, (b) any advertisement or sales literature authorized by the Company for use in the offer and sale of shares of the Funds, or (c) any application or other document filed in connection with the qualification of the Company or shares of the Funds under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (i) in a document prepared by the Sub-Adviser, or (ii) made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Sub-Adviser pertaining to or originating with the Sub-Adviser for use in connection with any document referred to in clauses (a), (b) or (c).

It is understood, however, that nothing in this paragraph 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Company, Funds and/or theirshareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12. Limited Exclusivity. The Sub-Adviser agrees that it will not provide similar services to any other mutual fund which holds itself out to the public as "Environmentally Qualified" or otherwise "Socially Responsible" within the common meanings of those terms. Other than that, it is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Company (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to the Funds hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Funds, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Company or the Funds.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Funds, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13. Materials. The Adviser shall not publish or distribute or allow the Funds to publish or distribute any advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser prior to the filing of same with any regulatory authority and afforded the opportunity to comment thereon.

The Sub-Adviser shall not use any proprietary markings or materials of the Sierra Club, including, without limitation, the Sierra Club Marks (as defined below), without the prior written approval of the Adviser and the Sierra Club. "Sierra Club Marks" means the Sierra Club's trademarks (including wordmarks, designs and logos), service marks, tradedress, taglines and tradenames used, adopted or otherwise protected by the Sierra Club.

14. Duration and Termination. This Agreement shall become effective on the latest of the requisite approval by the Company's Board of Directors, the requisite approval of each Fund's shareholders and the Fund's commencement of operations. This Agreement shall continue until _________, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Funds upon the vote of a majority of the Directors or by vote of the majority of either Fund's outstanding voting securities, upon twenty-five (25) days' written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon twenty-five (25) days' written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

This Agreement will terminate immediately upon written notification from the Adviser or the Company if the Investment Management Agreement terminates with respect to the Funds. Further, the Adviser may terminate this Agreement upon the instruction or request by the Sierra Club at any time based on past, present or future conduct of the Sub-Adviser in respect of environmental issues that the Sierra Club determines (i) constitutes a Termination Default (as defined below), or (ii) violates Sierra Club environmental principles or standards. Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of the Funds at the time of such termination. The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

"Termination Default" means (a) the purchase by the Funds of a security, other than a Government Security, (i) issued by an entity that was not on a list of Environmentally Qualified Investments provided to the Sub-Adviser by the Adviser at or before the time of purchase, or (ii) not included among securities the Sierra Club has otherwise indicated in writing would be added to such a list, the names of which securities will be provided to the Sub-Adviser by the Adviser, if such purchase of a security under (i) or (ii) is not promptly cured, at no cost to the Funds within thirty days after the sub-Adviser receives notice of such purchase, or (b) except to the extent the Sub-Adviser has taken reasonable efforts to dispose of the affected security, the continued holding by the Fund of a security, other than a Government Security, issued by an entity that the Sierra Club has removed from the list of Environmentally Qualified Investments, provided the Sierra Club or the Adviser has given thirty (30) days' prior written notice of such removal to the Sub-Adviser, if any such holding after removal from the list is not promptly cured at no cost to the Funds (where the value of the security is measured on the close of business on the last day of the 30-day period), or (c) there occurs a series of events which result in a sequence of violations of the prohibitions described in (a) and (b) above.

If there occurs an affiliation, relationship or dealing by the Sub-Adviser with an entity engaged in conduct, acts or omissions that are environmentally offensive in the judgment of the Sierra Club, and the Sierra Club gives the Adviser notice that the Sierra Club intends to exercise (or has exercised) its right to withdraw the license under the Sierra Club Agreement with respect to the Fund or the Sub-Adviser, the Adviser agrees to promptly notify the Sub-Adviser accordingly. After the Sub-Adviser receives that notice, the Sub-Adviser shall have the choice to do either of the following: (a) give written notice to the Adviser of termination of this Agreement at least 25 days in advance, which will terminate this Agreement at the conclusion of that 25-day period; or (b) waive its Sub-Advisory Fee and/or remit to Adviser amounts equal to the compensation payable by the Adviser to the Sierra Club under the Sierra Club Agreement with respect to a withdrawal of the license for that reason, which will be either the compensation that otherwise would have been payable by the Adviser to the Sierra Club for one (1) year had no termination occurred (based on assets upon termination), or the compensation payable by the Adviser to the Sierra Club under the Sierra Club Agreement with respect to a withdrawal of the license for that reason, which is one-half of the compensation that otherwise would have been payable by the Adviser to the Sierra Club for the term of the Sierra Club Agreement with respect to that Funds.

Subject to (a) of the immediately preceding paragraph, these requirements to waive the Sub-Advisory Fee and/or pay the Adviser as a result of the termination of this Agreement shall survive the termination of this Agreement.

15. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties.

16 .Proxies. Unless the Company gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Funds. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Company upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds' shareholders and which is consistent with the principles and standards espoused by the Sierra Club.

17. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Company:

Forward Funds, Inc.

433 California Street, Suite 1010

San Francisco, CA 94104

If to the Sub-Adviser:

New York Life Investment Management, LLC

470 Park Avenue South, 16th floor

New York, New York 10016

If to the Adviser:

Forward Management, LLC

433 California Street, Suite 1010

San Francisco, CA 94104

18. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Sub-Adviser to the Company and the Adviser shall be treated by all of the parties as confidential and for the exclusive use and benefit of the Company and the Funds except as disclosure may be required by applicable law. Further, the Sub-Adviser shall not specifically disclose the Investment Screen or the list of Environmentally Qualified Investments to any third party without the express written permission of the Adviser and the Sierra Club, except as shall be required by law and with prior notice to the Adviser and the Sierra Club.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereby agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Company (a) all records and other information relative to the Funds and its prior, present or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Company, Regulation S-P or the Act, except after prior notification to and approval in writing by the Company. Such written approval shall not be required where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Company.

19. Third Party Beneficiary. The Adviser and Sub-Adviser agree that the Sierra Club is a third party beneficiary to this Agreement.

20. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Company a copy of Part II of its Form ADV, as revised, on file with the SEC. The Adviser and the Company hereby acknowledge receipt of such copy.

(c ) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Company or the Funds, except as otherwise contemplated herein.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2002.

FORWARD FUNDS, INC. By: President NEW YORK LIFE INVESTMENT MANAGEMENT LLC By: Name: Title: FORWARD MANAGEMENT, LLC By: Name: Title:

EXHIBIT C

[FORM OF]

FORWARD FUNDS, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of ______, among Harris, Bretall Sullivan & Smith L.L.C., (the "Sub-Adviser"), Forward Funds, Inc. (the "Company"), and Forward Management, L.L.C. (the "Adviser") on behalf of the Sierra Club Stock Fund and the Sierra Club Balanced Fund (the "Funds"), series in organization of the Company.

WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, and the Funds are series in organization of the Company; and

WHEREAS, the Adviser has been retained by the Company to provide investment advisory services to the Funds with regard to the Funds' investments as further described in the Company's registration statement on Form N-1A (the "Registration Statement") and pursuant to an Investment Management Agreement dated ____ ("Investment Management Agreement"); and

WHEREAS, the Adviser has entered into a Securities Industry Licensing Agreement dated August 19, 2002 with the Sierra Club (the "Sierra Club Agreement") to operate certain mutual funds that use the Sierra Club's investment screen, marks and other content; and

WHEREAS, the Funds have been organized to serve as the first exclusive environmentally branded mutual fund products of the Company for which the investment activities will be conducted in a manner consistent with the principles and standards espoused by the Sierra Club; and

WHEREAS, the Company's Board of Directors (the "Directors"), including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, and the Funds' stockholders have approved establishment of the Sierra Club Balanced Fund and the appointment of the Sub-Adviser to perform certain investment advisory services for the Company on behalf of the Funds pursuant to this Sub-Advisory Agreement and as described in the Registration Statement, and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, this Agreement would become effective upon required approval by the Company's Board of Directors and each Fund's stockholders as specified above; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Company and the Sub-Adviser as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Funds for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Board of Directors of the Funds and the Adviser, the Sub-Adviser will, in coordination with the Adviser, (a) provide a program of continuous investment management for the Funds; (b) make investment decisions for the Funds; and (c) place orders to purchase and sell securities for the Funds. Proposed investments will be submitted to the Adviser, which will determine whether such investments fit within the Funds' investment objectives, policies and limitations as stated in the Funds' Prospectus and Statement of Additional Information included as part of the Funds' Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time where such investment objectives, policies and limitations require that the Funds invest only in securities that comply with the "Investment Screen," as set forth on Schedule A hereto as may be amended from time to time by the Adviser, only if such securities are contained on the list of "Environmentally Qualified Investments," or in securities that are government securities (within the meaning of Section 2(a)(16) of the 1940 Act, "Government Securities.")

In performing its investment management services to the Funds under the terms of this Agreement, the Sub-Adviser will provide the Funds with ongoing investment guidance and policy direction.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the U.S. Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser;

(b) use reasonable efforts to manage the Funds so that they will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect or decisions made by any other person;

(c) place orders pursuant to its investment determinations for the Funds, in accordance with applicable policies expressed in the Funds' Prospectus and/or Statement of Additional Information established through written guidelines determined by the Funds and provided to the Sub-Adviser, and in accordance with applicable legal requirements;

(d) furnish to the Company and the Adviser whatever statistical information the Company or the Adviser may reasonably request with respect to the Funds' assets or contemplated investments. In addition, the Sub-Adviser will keep the Company, the Adviser and the Directors informed of developments materially affecting the Funds' portfolios and shall, on the Sub-Adviser's own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e) make available to the Funds' administrator, PFPC Inc. (the "Administrator"), the Adviser and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the Adviser, the Administrator and the Company in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Directors, the Administrator, the Adviser and the Company with such periodic and special reports regarding the Funds as they may reasonably request;

(f) meet quarterly with the Adviser and the Company's Board of Directors to explain its investment management activities, and any reports related to the Funds as may reasonably be requested by the Adviser and/or the Company;

(g) immediately notify the Adviser and the Funds in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Funds and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Funds' Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h) immediately notify the Adviser if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Funds. For the purposes of this paragraph, a "material adverse change" shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality; and

(i) in making investment decisions for the Funds, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

3. Futures and Options. The Sub-Adviser's investment authority shall include, to the extent permitted under Section 2, the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

The Sub-Adviser will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the names of the Funds; and (ii) execute for and on behalf of the Funds Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Funds, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

The Funds represent and warrant that they are "qualified eligible client" within the meaning of CFTC Regulations Section 4.7 and, as such, consents to treat the Funds in accordance with the exemption contained in CFTC Regulations Section 4.7(b).

4. Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Company or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably require concerning the Funds' investment policies, restrictions, limitations, tax positions, liquidity requirements and other information useful in managing the Funds' investments.

The Sub-Adviser, from time to time in its discretion, may suggest additional securities and issuers to the Adviser. Adviser will inform Sub-Adviser as to the suitability of such investments.

5. Representations, Warranties and Covenants of the Company, Adviser and Sub-Adviser. The Company represents, warrants and covenants that (i) a copy of its Registration Statement together with all amendments thereto, is on file in the office of the U.S. Securities and Exchange Commission, (ii) the appointment of the Adviser has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) it has acted and will continue to act in conformity with all applicable laws.

The Adviser represents, warrants and covenants that (i) it has been duly authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, and (iii) it has and will continue to act in conformity with all applicable laws.

The Sub-Adviser represents and warrants that (i) it is registered as an investment adviser with the SEC, (ii) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

5. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Sub-Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Funds' or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Funds. Unless otherwise directed by the Company or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

6. Compensation. For its services specified in this Agreement, the Company agrees to pay compensation to the Sub-Adviser equal to an annual rate specified below for Funds assets managed by the Sub-Adviser (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset values of the Funds as determined according to the manner provided in the then-current prospectus of the Funds. The Sub-Adviser agrees to reduce the Sub-Advisory fee by 50% until the first anniversary of the Funds' commencement of operations. The Sub-Adviser may be reimbursed, on or before the fourth anniversary of the Funds' commencement of operations, for the Sub-Advisory Fee reduction made during that first year subject to approval of the Company's Board of Directors and subject to the Funds' ability to maintain total operating expenses at or below any expense limitation applicable to the Funds and stated in its prospectus.

Asset Level Managed by HBSS in Each Fund (annual rates apply to the portion of assets at the corresponding level)	Equity Assets Managed by HBSS in Each Fund (annual rates)	Cash and Fixed-Income Assets Managed by HBSS in Each Fund (annual rates)
Less than $100 million	0.45%	0.35%
$100 to less than $250 million	0.40%	0.20%
$250 million to less than $500 million	0.35%	0.15%
$500 million and over	0.30%	0.15%

7. Fees and Expenses. The Sub-Adviser shall not be required to pay any expenses of the Funds other than those specifically allocated to the Sub-Adviser in this Section 8. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Sub-Adviser's overhead and employee costs); fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Company's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; payments to the Administrator for maintaining the Funds' financial books and records and calculating their daily net asset values; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds' business) of officers, directors and employees of the Company who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company who are officers, directors or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

8. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Funds and will be surrendered promptly to the Company upon its request except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

9. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Funds agree that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Funds taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Funds acknowledge that the determination of such economic benefit to the Funds by the Sub-Adviser represents the Sub-Adviser's evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

10. Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Company, the Funds, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Funds.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law and/or for any loss suffered by the Company, the Funds, their shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Company, the Funds and/or their shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Company on behalf of the Funds, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers and employees and agents and each person, if any, who controls the Sub-Adviser (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Company or Funds, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any act, omission, error and/or mistake of any other fiduciary and/or any other person; or (2) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (a) the Registration Statement, the prospectus or any other filing, (b) any advertisement or sales literature authorized by the Company for use in the offer and sale of shares of the Funds, or (c) any application or other document filed in connection with the qualification of the Company or shares of the Funds under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (i) in a document prepared by the Sub-Adviser, or (ii) made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Sub-Adviser pertaining to or originating with the Sub-Adviser for use in connection with any document referred to in clauses (a), (b) or (c).

It is understood, however, that nothing in this paragraph 12 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Company, Fund and/or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

11. Limited Exclusivity. The Sub-Adviser agrees that it will not provide similar services to any other mutual fund which holds itself out to the public as "Environmentally Qualified" or otherwise "Socially Responsible" within the common meanings of those terms. Other than that, it is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Company (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to the Funds hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Funds, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Company or the Funds.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Funds. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Funds, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

12. Materials. The Adviser shall not publish or distribute or allow the Funds to publish or distribute any advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser prior to the filing of same with any regulatory authority and afforded the opportunity to comment thereon.

The Sub-Adviser shall not use any proprietary markings or materials of the Sierra Club, including, without limitation, the Sierra Club Marks (as defined below), without the prior written approval of the Adviser and the Sierra Club. "Sierra Club Marks" means the Sierra Club's trademarks (including wordmarks, designs and logos), service marks, tradedress, taglines and tradenames used, adopted or otherwise protected by the Sierra Club.

13. Duration and Termination. This Agreement shall continue until December 31, 2004, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Funds' outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Funds upon the vote of a majority of the Directors or by vote of the majority of the Funds' outstanding voting securities, upon thirty (30) days' written notice to the Sub-Adviser; (b) by the Adviser at any time, upon thirty (30) days' written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate automatically if the Investment Management Agreement terminates with respect to the Funds. Further, the Adviser may terminate this Agreement upon the instruction or request by the Sierra Club at any time based on past, present or future conduct of the Sub-Adviser in respect of environmental issues that the Sierra Club determines (i) constitutes a Termination Default (as defined below), (ii) violates Sierra Club environmental principles or standards, or (iii) results in an affiliation, relationship or dealings with an entity engaged in conduct, acts or omissions that are environmentally offensive in the judgment of the Sierra Club.

Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of the Funds at the time of such termination. The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

"Termination Default" means (a) the purchase by the Funds of a security, other than a Government Security, (i) issued by an entity that was not on a list of Environmentally Qualified Investments at the time of purchase, or (ii) not included among securities the Sierra Club has otherwise indicated in writing would be added to such a list, if such purchase of a security under (i) or (ii) is not promptly cured at no cost to the Funds, or (b) except to the extent the Sub-Adviser has taken reasonable efforts to dispose of the affected security, the continued holding by the Funds of a security, other than a Government Security, issued by an entity that the Sierra Club has removed from the list of Environmentally Qualified Investments, provided the Sierra Club or the Adviser has given thirty (30) days' prior written notice of such removal to the Sub-Adviser, if any such holding after removal from the list is not promptly cured at no cost to the Funds, or (c) that is part of a sequence of violations of these prohibitions.

If this Agreement is terminated as a result of an affiliation, relationship or dealings by the Sub-Adviser with an entity engaged in conduct, acts or omissions that are environmentally offensive in the judgment of the Sierra Club, the Sub-Adviser shall waive its Advisory Fee and/or remit to Adviser amounts equal to the compensation payable by the Adviser to the Sierra Club under the Sierra Club Agreement with respect to a termination for that reason, which is the compensation that otherwise would have been payable by the Adviser to the Sierra Club for one (1) year had no termination occurred (based on assets upon termination). However, if the Adviser chooses to continue the relationship with the Sub-Adviser with respect to the Funds as an exclusive arrangement in the manner that existed before such termination, the Sub-Adviser shall waive its Advisory Fee and/or remit to Adviser amounts equal to the compensation payable by the Adviser to the Sierra Club under the Sierra Club Agreement with respect to a termination for that reason, which is one-half of the compensation that otherwise would have been payable by the Adviser to the Sierra Club for the term of the Sierra Club Agreement with respect to that Fund.

These requirements to waive the Sub-Advisory Fee and/or pay the Adviser as a result of the termination of this Agreement shall survive the termination of this Agreement.

14. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties.

15. Proxies. Unless the Company gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Funds. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Company upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds' shareholders and which is consistent with the principles and standards espoused by the Sierra Club.

16. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Company:

Forward Funds, Inc.

433 California Street

San Francisco, CA 94104

If to the Sub-Adviser:

Harris, Bretall Sullivan & Smith, L.L.C.

One Sansome Street, Suite 3300

San Francisco, CA 94104

If to the Adviser:

Forward Management, LLC

433 California Street

San Francisco, CA 94104

17. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Sub-Adviser to the Company and the Adviser shall be treated by all of the parties as confidential and for the exclusive use and benefit of the Company and the Funds except as disclosure may be required by applicable law. Further, the Sub-Adviser shall not specifically disclose the Investment Screen or the list of Environmentally Qualified Investments to any third party without the express written permission of the Adviser and the Sierra Club, except as shall be required by law and with prior notice to the Adviser and the Sierra Club.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Company (a) all records and other information relative to the Funds and its prior, present or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P)", promulgated under the Gramm-Leach-Bliley Act (the "Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Company, Regulation S-P or the Act, except after prior notification to and approval in writing by the Company. Such written approval shall not unreasonably be withheld by the Company and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Company.

18. Third Party Beneficiary. The Adviser and Sub-Adviser agree that the Sierra Club is a third party beneficiary to this Agreement.

19. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Company a copy of Part II of its Form ADV, as revised, on file with the SEC. The Adviser and the Company hereby acknowledge receipt of such copy.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Company or the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2002.

FORWARD FUNDS, INC. By: President HARRIS, BRETALL SULLIVAN & SMITH, L.L.C. By: Name: Title: FORWARD MANAGEMENT, LLC By: Name: Title:

PROXY CARD

FORWARD FUNDS, INC.

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
THE FORWARD GARZARELLI U.S. EQUITY FUND

TO BE HELD ON DECEMBER 26, 2002

The undersigned shareholder of the Forward Garzarelli U.S. Equity Fund (the "Fund"), a series of Forward Funds, Inc. (the "Company"), hereby constitutes and appoints J. Alan Reid, Jr., John P. McGowan and Mary Curran, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund, to be held at 433 California Street, San Francisco, California 94104, on December 26, 2002, beginning at 9:00 a.m. (Pacific time), and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated December 16, 2002.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposals. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[   ]   Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE:  [X]

	FOR	AGAINST
Proposal 1: To approve a change in the investment objective of the Fund.	[ ]	[ ]
Proposal 2: To approve an amendment to the Investment Management Agreement to increase the advisory fee payable to the Investment Advisor by the Fund.	[ ]	[ ]
Proposal 3: To approve a new Sub-Advisory Agreement to appoint New York Life Investment Management LLC as a new Sub-Advisor for the Fund.	[ ]	[ ]
Proposal 4: To approve a new Sub-Advisory Agreement to appoint Harris Bretall Sullivan & Smith L.L.C. as a new Sub-Advisor for the Fund.	[ ]	[ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the Forward Garzarelli U.S. Equity Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s):	Date:
Signature(s):	Date:

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.